THE GUARDIAN STOCK FUND, INC.

         Supplement dated April 9, 1998 to Prospectus dated May 1, 1997

This Supplement should be retained with the Prospectus for future reference.

The following replaces the last paragraph in the section entitled "Fund Management and the Investment Adviser" in the Prospectus:

Effective April 9, 1998, Frank J. Jones, Ph.D., President of the Fund, Larry Luxenberg, CFA, Vice President of the Fund, and John B. Murphy, CFA, Vice President of the Fund, will assume joint responsibility for the portfolio management of the Fund. Dr. Jones has served as Executive Vice President and Chief Investment Officer of The Guardian Life Insurance Company of America ("Guardian Life") since 1994. Prior thereto, he was Senior Vice President and Chief Investment Officer of Guardian Life. Mr. Murphy, who has been a Vice President, Equity Securities of The Guardian Life Insurance Company of America ("Guardian Life") since June 1997, has been responsible for the management of Guardian Life's convertible bond and preferred stock assets for the last eight years. He has not previously managed a registered management investment company. Mr. Luxenberg, who is a Second Vice President, Equity Securities of Guardian Life, also manages The Guardian Small Cap Stock Fund and The Guardian Park Avenue Small Cap Fund, a series of The Park Avenue Portfolio ("the Portfolio"). Mr. Luxenberg has been a securities analyst for The Guardian for the last twelve years. Mr. Luxenberg will concurrently also assume joint responsibility with Dr. Jones and Mr. Murphy for the management of The Guardian Park Avenue Fund series of the Portfolio.